Exhibit 10.67

Execution Version

WAIVER

TO

CREDIT AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENT

(NON-CREST ENTITIES)

dated as of December 31, 2008

This Waiver (this “Waiver”) to Credit Agreement and to Guarantee and Collateral Agreement (Non-Crest Entities) is dated as of December 31, 2008, and pertains to (i) that certain Credit Agreement dated as of August 15, 2008 by and among Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), certain affiliates of the Borrower signatory thereto and the Lenders signatory thereto (as the same may be amended, restated, increased or extended from time to time, the “Credit Agreement”) and (ii) that certain Guarantee and Collateral Agreement (Non-Crest Entities) dated as of August 15, 2008, executed by Borrower and certain affiliates of Borrower signatory thereto in favor of The Bank of New York Mellon, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) (as the same may be amended, restated, increased or extended from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”). Capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrower has notified the Lenders and the Administrative Agent that Cheniere Midstream Holdings, Inc. (“Cheniere Midstream Holdings”) intends to dissolve its wholly owned subsidiary Cheniere LNG Services, Inc. (“Cheniere LNG Services”), and upon such dissolution all of the assets of Cheniere LNG Services will be distributed to Cheniere Midstream Holdings (the “Proposed Dissolution”); and

WHEREAS, the Proposed Dissolution would not be permitted by Section 6.05(a) of the Credit Agreement or Section 5.06(ii) of the Non-LNG Entities Guarantee and Collateral Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the Borrower, Cheniere Midstream Holdings, Cheniere LNG Services, the Required Lenders, the Administrative Agent and the Collateral Agent agree as follows:

1.	Waiver - Credit Agreement. So long as the conditions set forth in Section 3 below are satisfied, the Required Lenders and the Administrative Agent are willing to waive the provisions of Section 6.05(a) of the Credit Agreement to the extent, and solely to the extent, to permit the dissolution of Cheniere LNG Services and the distribution of all of the assets of Cheniere LNG Services to Cheniere Midstream Holdings.

2.	Waiver - Non-LNG Entities Guarantee and Collateral Agreement. So long as the conditions set forth in Section 3 below are satisfied, the Required Lenders and the Collateral Agent are willing to waive the provisions of Section 5.06(ii) of the Non-LNG Entities Guarantee and Collateral Agreement to the extent, and solely to the extent, to permit the dissolution of Cheniere LNG Services and the distribution of all of the assets of Cheniere LNG Services to Cheniere Midstream Holdings.

3.	Conditions to Effectiveness. This Waiver shall become effective upon satisfaction of each of the following conditions precedent:

(a)	Immediately upon the Proposed Dissolution, all of the assets of Cheniere LNG services shall have been distributed to Cheniere Midstream Holdings.

(b)	Immediately upon the Proposed Dissolution, the membership certificates issued to Cheniere LNG Services by Sabine Pass Tug Services, LLC shall have been cancelled, and such certificates shall have been re-issued to Cheniere Midstream Holdings, and Cheniere Midstream Holdings shall have delivered such membership certificates, along with executed stock powers, to the Collateral Agent for the ratable benefit of the Lenders as security for the Obligations.

(c)	All fees and expense reimbursements payable by the Borrower to the Administrative Agent, the Collateral Agent or the Lenders for which invoices have been presented shall have been paid in full.

(d)	Both before and after giving effect to this Waiver, no Default nor Event of Default shall have occurred and be continuing.

(e)	The Administrative Agent, Collateral Agent and the Lenders shall have received such other documents, information or agreements regarding the Proposed Dissolution as Administrative Agent, Collateral Agent or the Lenders may reasonably request on or prior to the date hereof.

(f)	The Collateral Agent shall have received duly executed and delivered counterparts of this Waiver that, when taken together, bear the signatures of the Borrower, Cheniere Midstream Holdings, Cheniere LNG Services, the Required Lenders, the Administrative Agent and the Collateral Agent.

Notwithstanding anything to the contrary in this Agreement each Lender by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of and consented to and approved the Agreement and each other document required to be approved by any Agent, Required Lenders or Lenders as applicable, on the date the Lender delivers its signature to this Agreement and the Administrative Agent shall be entitled to rely on such confirmation.

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4.	Miscellaneous.

(a)	The Credit Agreement, the Security Documents and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Security Agreements.

(b)	The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(c)	This Waiver is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Waiver.

5.	Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.

Counterparts. This Waiver may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower and as a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

CHENIERE LNG SERVICES, INC., as a Loan Party and as a Guarantor and a Grantor under the Non-LNG Entities Guarantee and Collateral Agreement

By:	/s/ Graham A. McArthur
Name:	Graham A. McArthur
Title:	Treasurer

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Advisors L.P., its Investment Manager

By	/s/ George Fan
Name:	George Fan
Title:	Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP as Portfolio Manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P., as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD., as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

SCORPION CAPITAL PARTNERS, LP, as a Lender

By: Scorpion GP, LLC

By:	/s/ Nuno Brandolini
Name:	Nuno Brandolini
Title:	Manager

THE BANK OF NEW YORK MELLON, as Collateral Agent and Administrative Agent

By:	/s/ Stephen K. O’Neal
Name:	Stephen K. O’Neal
Title:	Managing Director

Signature Page to Waiver